UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 16, 2004

WINN-DIXIE STORES, INC.

(Exact name of registrant as specified in its charter)

Florida	1-3657	59-0514290
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5050 Edgewood Court, Jacksonville, Florida	32254-3699
(Address of principal executive offices)	(Zip Code)

(904) 783-5000

(Registrant’s telephone number, including area code)

Unchanged

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 16, 2004, Winn-Dixie Stores, Inc. issued a press release announcing the retirement of A. Dano Davis as Director and Chairman of the Board of the Company at the conclusion of his term on October 20, 2004. H. Jay Skelton, President and a director of DDI Inc., has been nominated to fill Mr. Davis’s seat on the Board.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits:

99.1	Press release dated September 16, 2004, announcing the retirement of A. Dano Davis and nomination of H. Jay Skelton to fill Mr. Davis’s seat on the Board.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2004	Winn-Dixie Stores, Inc.

	By:	/S/ FRANK LAZARAN
Frank Lazaran President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated September 16, 2004, announcing the retirement of A. Dano Davis and nomination of H. Jay Skelton to fill Mr. Davis’s seat on the Board.